NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(U.S. Accredited Investors)
Dated for reference January 31, 2005

Personal & Confidential

TO:

PLURISTEM LIFE SYSTEMS, INC. (the "Company")
Matam Centre,
Building 20,
Haifa, 31905 Israel

Purchase of Shares and Warrants

1. Subscription

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the "Investor") hereby irrevocably subscribes for and agrees to purchase __________________ units (each a "Unit" and collectively the "Units"), each Unit consisting of one common share (each a "Share" and collectively the "Shares") and one common share purchase warrant (each a "Warrant" and collectively the "Warrants") in the capital of the Company at a price per Unit of US$0.10 (such subscription and agreement to purchase being the "Subscription"), for an aggregate purchase price of US$____________ (the "Subscription Price").

(a) Each Warrant will entitle the holder to purchase one (1) common share in the capital of the Company at an exercise price of $0.30 on or before November 30, 2006

1.2 The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Units to the Investor at the Subscription Price.

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Investor acknowledges that the offering of Units contemplated hereby is part of a private placement of Shares having an aggregate subscription level of up to US$3,000,000 (the "Offering"). The Offering is not subject to any minimum aggregate subscription level.

2. Payment

2.1 The Subscription Price must accompany this Subscription and shall be paid by cashier's check or bank draft drawn on a bank in the United States reasonably acceptable to the Company, and made payable and delivered to the Company. Alternatively, the Subscription Price may be wired to the Company or its attorneys pursuant to wiring instructions that will be provided to the Investor upon request. If the funds are wired to the Company's attorneys, those attorneys are authorized to immediately deliver the funds to the Company.

2.2 The Investor acknowledges and agrees that this Subscription Agreement, the Subscription Price and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Investor, this Subscription Agreement, the Subscription Price (without interest thereon) and any other documents delivered in connection herewith will be returned to the Investor at the address of the Investor as set forth in this Subscription Agreement.

3. Documents Required from Investor

3.1 The Investor must complete, sign and return to the Company:

(a) an executed copy of this Subscription Agreement;

(b) if a U.S. Person, a Prospective Investor Suitability Questionnaire in the form attached as Exhibit A (the "US Questionnaire");

(c) A Registration Rights Agreement in the form attached as Exhibit B (the "Registration Rights Agreement"); and

(d) an Escrow Agreement in the form attached as Exhibit C (the "Escrow Agreement").

3.2 The Investor shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

4. Closing

4.1 Closing of the offering (the "Closing") shall occur no later than February 15, 2005 or on such later date as may be mutually agreed to by the Investor and the Company (the "Closing Date"). The Investor hereby appoints Aaron Bookstein as Investor's agent to grant extensions and/or negotiate any issues that arise in regards to the Closing or Closing documents.

4.2 The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more Investors (including the Investor hereunder) to complete delivery of the Units to such Investor(s) against payment therefor at any time on or prior to the Closing Date.

5. Acknowledgements of Investor

5.1 The Investor acknowledges and agrees that:

(a) none of the Shares have been registered under the 1933 Act, under any state securities or "blue sky" laws of any state of the United States, or under any provincial securities laws, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S promulgated under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with any applicable securities laws;

(b) the Investor acknowledges that the Company has not undertaken the registration of, and will have no obligation to register any of, the Shares under the 1933 Act, except as required under the Registration Rights Agreement;

(c) by completing the US Questionnaire, the Investor is representing and warranting that the Investor is an "Accredited Investor", as the term is defined in Regulation D under the 1933 Act;

(d) the decision to execute this Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

(e) by execution hereof the Investor has waived the need for the Company to communicate the Company's acceptance of the purchase of the Shares pursuant to this Agreement;

(f) it will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Investor contained herein or in any document furnished by the Investor to the Company in connection herewith being untrue in any material respect or any breach or failure by the Investor to comply with any covenant or agreement made by the Investor to the Company in connection therewith;

(g) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible for compliance with applicable resale restrictions;

(h) the Shares are not listed on any stock exchange or subject to quotation except that the Shares currently are eligible for quotation on the National Association of Securities Dealers, Inc. Over The Counter Bulletin Board, and no representation has been made to the Investor that the Shares will become listed on any other stock exchange or subject to quotation on any other quotation system;

(i) there are risks associated with an investment in the Units, as more fully described in certain information forming part of the Public Record;

(j) this Agreement is not enforceable by the Investor unless it has been accepted by the Company.

6. Representations, Warranties and Covenants of the Investor

6.1 The Investor hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) the Investor has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Investor enforceable against the Investor;

(b) the Investor has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the

Investor is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(c) the Investor is resident in the jurisdiction set out under the heading "Name and Address of Investor" on the signature page of this Subscription Agreement;

(d) the Investor is acquiring the Shares for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(e) the Investor is not an underwriter of, or dealer in, the common shares of the Company, nor is the Investor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

6.2 In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7. Legending of Subject Shares

7.1 The Investor hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

7.2 The Investor hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

8. Representations and Warranties of the Company

8..1 The Company acknowledges and agrees that the Investor is entitled to rely upon the representations and warranties of the Company contained in this Agreement and further acknowledges that the Investor will be relying upon such representations and warranties in purchasing the Shares.

8.2 The Company warrants that the Public Record fairly represents the status of the Company as at the dates indicated in the Public Record.

8.3 The Company agrees to register the Units pursuant to the terms contained in the Registration Rights Agreement.

9. Escrow; No Issuance of Stock at Lower Prices

9.1 The Investor will escrow the Shares and Warrants pursuant to the terms of the Escrow Agreement and one quarter of the Investor's Shares and one quarter of the Investor's Warrants will be released from escrow every 3 months, with the first release on August 30, 2005. The Investor agrees not to short sell the securities of the Company prior to or during the period of the Escrow.

9.2 During the period that any Shares are required to be held in escrow pursuant to the Escrow Agreement, the Company will not sell or transfer Shares or securities exercisable or convertible into Shares to any person at a purchase price (the "Lower Price") less than $0.10 per Share without the written consent of the Investor. In the event that the Company breaches this provision, the Investor will be entitled to a additional number of Units equal to the number of Units originally issued to the Investor in this offering (the "Original Units") divided by the Lower Price minus the Original Units divided by $0.10. For clarity, if there were 50,000 Original Units and the Company issued common shares at $0.07, the Investor would be entitled to (50,000 divided by 0.07 equals 714,286, less 50,000 divided by 0.10 equals 500,000 totals 214,286) 214,286 additional Units. The Company will issue said additional Units within 3 business days of issuing securities at the Lower Price. This provision will repeat so long as any Units remain in escrow.

10. Costs

10.1 The Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and disbursements of any special counsel or Escrow Agent retained by the Investor) relating to the purchase of the Units shall be borne by the Investor, except that the Company will pay a finder's fee respecting this subscription and will pay costs of registration of the Units.

11. Governing Law

11.1 This Subscription Agreement is governed by the laws of the State of New York. The Investor, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of New York.

12. Survival

12.1 This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Investor pursuant hereto, the completion of the issue of Units of the Company and any subsequent disposition by the Investor of the Shares.

13. Assignment

13.1 This Subscription is not transferable or assignable.

14. Execution

14.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Investor and the Company in accordance with the terms hereof. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

15. Entire Agreement

15.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company, the Investor or by anyone else.

16. Notices

16.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Investor shall be directed to the address on page 11; notices to the Company shall be directed to it at the address on page 1, with a copy to Bernard Pinsky, 800 -885 West Georgia Street, Vancouver, British Columbia, Canada fax 604-687-6314.

IN WITNESS WHEREOF the Investor has duly executed this Subscription as of the date first above mentioned.

Number of Units to be purchased at $0.10 U.S. each:   _________________________

Total purchase price:

2. Registration of the Share and Warrant certificates which are to be delivered at Closing should be made as follows:

________________________________________________________________________
(name)

________________________________________________________________________
(address)

3. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Investor's purchase of Shares as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.

______________________________________
(Name of Investor - Please type or print)

______________________________________
(Signature and, if applicable, Office)

______________________________________
(Address of Investor)

______________________________________
(City, State, Zip Code of Investor)

______________________________________
(Country of Investor)

A C C E P T A N C E

The above-mentioned Subscription in respect of the Shares is hereby accepted by PLURISTEM LIFE SYSTEMS, INC.

DATED at _______________________________________, the 31st day of January, 2005

PLURISTEM LIFE SYSTEMS INC.

Per:
Authorized Signatory

EXHIBIT A

U.S. SECURITIES LAW QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

1. The Investor covenants, represents and warrants to the Company that:

(a) the Investor is a U.S. Person;

(b) the Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and it is able to bear the economic risk of loss arising from such transactions;

(c) the Investor is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons; provided, however, that the Investor may sell or otherwise dispose of any of the Shares pursuant to registration thereof pursuant to the Securities Act of 1933 (the "1933 Act") and any applicable State securities laws unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the 1933 Act or registration is otherwise not required under this 1933 Act;

(d) the Investor satisfies one or more of the categories indicated below (please check the appropriate box):

[ ]   Category 1 An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

[ ]   Category 2 A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

[ ]   Category 3 A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]   Category 4 A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

[ ]   Category 5 A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

[ ]   Category 6 A director or executive officer of the Company;

[ ]   Category 7 A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

[ ]   Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; and

(e) the Investor is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

2. The Investor acknowledges and agrees that:

(a) if the Investor decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or "Blue Sky" laws; or

(iv) the Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(b) the Investor has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Investor may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; '

(d) upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. State laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

(e) the Company may make a notation on its records or instruct the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein; and

(f) the Investor, if an individual, is a resident of the state or other jurisdiction in its address on the Investor's execution page of the Subscription Agreement, or if the Investor is not an individual, the office of the Investor at which the Investor received and accepted the offer to acquire the Shares is the address listed on the Investor's execution page of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ______ day of __________________, 2005.
If a Corporation, Partnership or Other Entity:	If an Individual:
______________________________________ Print or Type Name of Entity	______________________________________ Signature
______________________________________ Signature of Authorized Signatory	______________________________________ Print or Type Name
______________________________________ Type of Entity	______________________________________ Social Security/Tax I.D. No.